Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
JULY, 1998



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.7679%



        Excess Protection Level
          3 Month Average  5.05%
          July, 1998  5.36%
          June, 1998  4.79%
          May, 1998  5.00%


        Cash Yield                                  18.81%


        Investor Charge Offs                        5.14%


        Base Rate                                   8.31%


        Over 35 Day Delinquency                     4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $ 37,740,921,726.81


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 5,743,527,208.32